                                                                   EXHIBIT 99.13


DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER: 01-10970 (EIK)


                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.

/s/ Nicholas J. Davison
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER: 01-10970 (EIK)


                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1        Summary of Bank and Investment Accounts

Attachment 2        Schedule of Receipts and Disbursements

Attachment 3        Bank and Investment Account Statements

Attachment 4        Income Statement

Attachment 5        Balance Sheet

Attachment 6        Summary of Due To/Due From Intercompany Accounts

Attachment 7        Accounts Receivable Aging

Attachment 8        Accounts Payable Detail

Attachment 9        Notes to January 2002 Monthly Operating Report

                              Summary Of Bank And Investment Accounts      Attachment 1
                                 The Delta Queen Steamboat Co.
Summary                               Case No: 01-10970 EIK                UNAUDITED
The Delta Queen Steamboat Co.       For Month Of January, 2002


                                                       Balances
                                           -------------------------------     Receipts &        Bank
                                              Opening          Closing         Disbursements     Statements         Account
Account                                    As Of 1/01/02     As Of 1/31/02     Included          Included           Reconciled
-------                                    -------------     -------------     -------------     ----------         ----------
Delta Queen Controlled Disb                126,466.59           8,877.35        Yes               Yes                  Yes
Hibernia
Account # - 542027373

Delta Queen Master Cash                    154,609.13         617,186.54        Yes               Yes                  Yes
Hibernia
Account # - 812-395-335

Delta Queen Payroll                         79,094.02         317,082.24        Yes               No - Not             Yes
Hibernia                                                                                          Concentration
Account # - 812-395-289                                                                           Account

The Delta Queen Steamboat Co.                    0.00               0.00        No -              No -                 No
LaSalle - Wealth Management                                                     No Activity       No Activity          No Activity
Account # - TNE-043290

The Delta Queen Steamboat Co.                    0.00               0.00        No-               No - Not             No -
AmSouth                                                                         No Activity       Concentration        No Activity
Account # - 19356307                                                                              Account

Delta Queen                                      0.00               0.00        No-               No - Not             No
LaSalle                                                                         No Activity       Concentration        No Activity
Account # - 5800155771                                                                            Account

DQ Credit Card                                   0.00               0.00        Yes               No - Not             Yes
Bank One                                                                                          Concentration
Account # - 552-0110062868                                                                        Account

DQ Master Cash                                   0.00               0.00        No-               No - Not             No -
Bank One                                                                        No Activity       Concentration        No Activity
Account # - 552-0110256700                                                                        Account

The Delta Queen Steamboat Co               381,343.44          83,366.84        Yes               No - Not             Yes
Receipts                                                                                          Concentration
Hibernia                                                                                          Account
Account # - 882-390-047

The Delta Queen Steamboat Co               239,567.00         239,567.00        Yes               No - Not             Yes
Receipts                                                                                          Concentration
LaSalle                                                                                           Account
Account # - 5800155839

The Delta Queen Steamboat Go                     0.00               0.00        No -              No - Not             No
Escrow Account                                                                  No Activity       Concentration        No Activity
LaSalle                                                                                           Account
Account # - 62-8930-70-3

                                 Receipts & Disbursements       Attachment 2-1
                              The Delta Queen Steamboat Co.
R&D -Hibemia                      Case No: 01-10970 (EIK)            UNAUDITED
DQ Controlled Disb                        Hibernia
                                Controlled Disbursements
                                   Account # - 542027373
                               1 January 02 - 31 January 02


Opening Balance - 1 Jan 02
                            126,466.59
Receipts
                            804,346.45  From The Delta Queen Steam Boat Co. -
                                          Hibernia - DQSC Master Cash - Account (812-395-335)

                            804,346.45  Total Receipts

Disbursements
                               (293.50)     Air Ticket
                            (31,746.73)     Crew Medical & Maintenance
                            (34,794.20)     DQ Commission
                           (105,499.47)     Payroll Related
                           (164,425.31)     Professiona Fees
                            (18,082.85)     SG&A Finance
                            (66,761.78)     SG&A - I.T.
                             (6,734.08)     SG&A- Marine Ops
                             (5,489.10)     SG&A - Office - Chicago
                             (7,056.65)     SG&A - Office - Honolulu
                            (55,663.34)     SG&A - Office - NOLA
                           (194,564.55)     SG&A - Office - Weston
                             (2,073.47)     SG&A - Passenger Services
                                (32.50)     SG&A - Risk
                            (82,836.74)     SG&A - Sales & Marketing
                            (44,890.30)     Vessel Ops - DQ
                           (100,991.12)     Vessel Ops - Non-DQ
                           (921,935.69)     Total Disbursements

Closing Balance - 31 Jan 02
                              8,877.35

                                                                  ATTACHMENT 2-2

                             Receipts & Disbursements
                           The Delta Queen Steamboat Co.
R&D -HIBERNIA                 Case No: 01-10970 (EIK)                  UNAUDITED
DQ MASTER CASH                       Hibernia
                                  DQ Master Cash
                             Account # - 812-395-335
                           1 January 02 - 31 January 02


Opening Balance - 1 Jan 02
                       154,609.13

Receipts
                        27,295.25      Airline Reporting Clearinghouse Reversals
                        80,800.00      Asset Sales
                     1,900,000.00      From American Classic Voyages Co - Credit Suisse
                                         Asset Management - Account (247003452)
                       235,000.00      From AMCV Cruise Operations, Inc. - First Union -
                                         AMCV Cruise Ops Master Cash - Account (2090002602362)
                        40,000.00      From The Delta Queen Steamboat Co. - Hibernia -
                                         DQ Payroll - Account (812-395-289)
                       300,000.00      From The Delta Queen Steamboat Co. - Hibernia -
                                         DQSC Receipts - Account (882-390-047)
                        43,760.00      From AMCV Cruise Operations, Inc. - New Orleans Office -
                                         Petty Cash
                        53,582.66      Other Local Deposits
                    -------------
                     2,680,437.91      Total Receipts

Disbursements
                      (804,346.45)     To The Delta Queen Steam Boat Co. -
                                         Hibernia - DQSC Contr. Disb. - Account (542027373)
                        (1,218.39)     Airline Reporting Clearinghouse
                       (55,936.12)     401 K Payroll Payments
                      (105,000.00)     To American Classic Voyages Co. - Chase -
                                         AMCV Medical Benefits - Account (002-2-426522)
                       (90,000.00)     To Great AQ Steamboat, LLC - Hibernia -
                                         AQ Steamer - Account (812-395-343)
                    (1,040,000.00)     To The Delta Queen Steam Boat Co. - Hibernia -
                                         DQ Payroll - Account (812-395-289)
                       (70,000.00)     To Great River Cruise Line, LLC - Hibernia -
                                         DQ Steamer - Account (812-395-270)
                        (8,472.88)     Sysco
                        (7,987.31)     Weston Security
                       (23,846.74)     WorldCom Phone Bill
                        (7,390.00)     Moving Expense - Miami To New Orleans
                         3 662.61      Other Miscellaneous Payments
                   --------------
                    (2,217,860.50)     Total Disbursements

Closing Balance - 31 Jan 02
                       617,186.54

                             Receipts & Disbursements            Attachment 2-3
                          The Delta Queen Steamboat Co.
R&D -HIBERNIA               Case No: 01-10970 (EIK)                   UNAUDITED
DO PAYROLL                          Hibernia
                                   DQ Payroll
                             Account # - 812-395-289
                          1 January 02 - 31 January 02


Opening Balance - 1 Jan 02
                                      79,094.02
Receipts
                                   1,040,000.00      From The Delta Queen Steam Boat Co. -
                                                       Hibernia - DQSC Master Cash - Account (812-395-335)
                                      90,000.00      From Great AQ Steamboat LLC - Hibernia -
                                                       AQ Steamer - Account (812-395-343)
                                       8,045.18      From American Classic Voyages Co - LaSalle
                                                       AMCV Payroll - Account (2369368)
                                       8,236.62      From Ocean Development Corp - LaSalle
                                                       ODC Payroll - Account (5800156175)
                                     215,979.91      Payroll Service (ADP) Reversals
                                  -------------
                                   1,362,261.71      Total Receipts

Disbursements
                                     (40,000.00)     From The Delta Queen Steam Boat Co. -
                                                       Hibernia - DQSC Master Cash - Account (812-395-335)
                                    (917,374.08)     Payroll - Wires
                                    (166,899.41)     Payroll - Checks
                                  -------------
                                  (1,124,273.49)     Total Disbursements

Closing Balance - 31 Jan 02
                                     317,082.24

                            Receipts & Disbursements              Attachment 2-4
                          The Delta Queen Steamboat Co.
R&D -BankOne                Case No: 01-10970 (EIK)                    UNAUDITED
DQ Credit Cards                    Bank One
                            Delta Queen Credit Cards
                           Account # - 552-0110062868
                          1 January 02 - 31 January 02


Opening Balance - 1 Jan 02
                                         0.00
Receipts                               773.50    Credit Card Charge Back Reversal -
                                                   Paymentech
                                     --------
                                       773.50    Total Receipts

Disbursements

                                      (773.50)   To Great Hawaiian Properties Corporation -
                                                 Bank One - AHC Mainland Payroll
                                                 Account (552-0110673387)

                                     --------
                                      (773.50)

Closing Balance - 31 Jan 02
                                         0.00

                                 Receipts & Disbursements       Attachment 2-5
                              The Delta Queen Steamboat Co.
R&D -Hibernia                   Case No: 01-10970(EIK)               UNAUDITED
DQSC Receipts                        Hibernia
                                  DQSC Receipts
                             Account # - 882-390-047
                          1 January 02 - 31 January 02

Opening Balance - 1 Jan 02
                                 381,343.44
Recei is
                                   2,700.00         Miscellaneous Receipts

                              -------------
                                   2,700.00         Total Receipts

 Disbursements
                                (300,000.00)        To The Delta Queen Steamboat Co - Hibernia -
                                                      DQ Master Cash - Account (812-395-335)
                                     (76.60)        Credit Card Processor Fees
                                    (600.00)        Credit Card Chargeback
                              -------------
                                (300,676.60)        Total Disbursements

Closing Balance - 31 Jan 02
                                  83,366.84

                             Receipts & Disbursements           Attachment 2-6
                         The Delta Queen Steamboat Co.
R&D - LaSalle               Case No: 01-10970 (EIK)                  UNAUDITED
DQSC Receipts                        LaSalle
                                  DQSC Receipts
                             Account # - 5800155839
                          1 January 02 - 31 January 02



Opening. Balance - 1 Jan 02
                               239,567.00
Receipts

                              -----------
                                     0.00        Total Receipts

Disbursements

                              -----------
                                     0.00        Total Disbursements

Closing Balance - 31 Jan 02
                               239,567.00

                           AMCV US SET OF BOOKS Date:
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02

currency USD
  Company=20 (DELTA QUEEN STEAM CO)


                                                               PTD-Actual
                                                                 JAN-02
                                                              -------------
Revenue
  Gross Revenue                                                        0.00
  Allowances                                                           0.00
                                                              -------------
  Net Revenue                                                          0.00
Operating Expenses
  Air                                                                  0.00
  Hotel                                                                0.00
  Commissions                                                          0.00
  Onboard Expenses                                                     0.00
  Passenger Expenses                                                   0.00
  Vessel Expenses                                                      0.00
  Layup/Drydock Expense                                                0.00
  Vessel Insurance                                                     0.00
                                                              -------------
  Total Operating Expenses                                             0.00
                                                              -------------
  Gross Profit                                                         0.00
SG&A Expenses
   Sales & Marketing                                                   0.00
   Pre-Opening Costs                                                   0.00
                                                              -------------
  Total SG&A Expenses                                                  0.00
                                                              -------------
  EBITDA                                                               0.00
  Depreciation                                                    43,290.79
                                                              -------------
  Operating Income                                                43,290.79)
  Other Expense/(Income)
  Interest Income                                                   (199.10)
  Interest Expense                                                     0.00
  Equity in Earnings for Sub                                  (1,084,567.24)
  Reorganization expenses                                              0.00
                                                              -------------
  Total Other Expense/(Income)                                 1,084,368.14
                                                              -------------
  Net Pretax Income/(Loss)                                    (1,127,658.93)
                                                              -------------
  Income Tax Expense                                                   0.00
                                                              -------------
  Net Income/(Loss)                                           (1,127,658.93)
                                                              -------------

                           AMCV US SET OF BOOKS Date:
                         BALANCE SHEET  - ATTACHMENT 5
                             Current Period: JAN-02

currency USD
  Company=20 (DELTA QUEEN STEAM CO)


                                                               YTD-Actual                  YTD-Actual
                                                                 JAN-02                      OCT-01
                                                             --------------              --------------
ASSETS
       Cash and Equivalent                                       604,299.03                2,494,983.63
       Restricted Cash                                            83,366.84                        0.00
       Marketable Securities                                           0.00                        0.00
       Accounts Receivable                                       350,782.90                        0.00
       Inventories                                               630,917.11                  840,779.06
       Prepaid Expenses                                                0.00                   13,147.33
       Other Current Assets                                            0.00                        0.00
                                                             --------------              --------------
              Total Current Assets                             1,669,365.88                3,348,910.02
       Fixed Assets                                            8,121,545.75                8,202,345.75
       Accumulated Depreciation                               (5,325,988.49)              (5,195,800.16)
                                                             --------------              --------------
              Net Fixed Assets                                 2,795,557.26                3,006,545.59
       Net Goodwill                                                    0.00                        0.00
       Intercompany Due To/From                               39,245,495.09               37,437,552.28
       Net Deferred Financing Fees                                     0.00                    5,434.15
       Net Investment in Subsidiaries                         32,136,466.21               33,999,708.26
       Other Non Current Assets                                        0.00                        0.00
                                                             --------------              --------------
              Total Other Assets                              71,381,961.30               71,442,694.69
                                                             --------------              --------------
              Total Assets                                    75,846,884.44               77,798,150.30
                                                             --------------              --------------

                           AMCV US SET OF BOOKS Date:
                         BALANCE SHEET  - ATTACHMENT 5
                             Current Period: JAN-02

currency USD
  Company=20 (DELTA QUEEN STEAM CO)


                                                        YTD-Actual                   YTD-Actual
                                                          JAN-02                        OCT-01
                                                      --------------               --------------
LIABILITIES
       Accounts Payable                                         0.00                         0.00
       Accrued Liabilities                                 47,399.57                         0.00
       Deposits                                                 0.00                         0.00
                                                      --------------               --------------
              Total Current Liabilities                    47,399.57                         0.00
       Long Tern Debt                                           0.00                         0.00
       Other Long Term Liabilities                      9,993,779.93                 9,993,779.93
                                                      --------------               --------------
              Total Liabilities                        10,041,179.50                 9,993,779.93

OTHER
       Liabilities Subject to Compromise                  577,835.68                   577,835.68
                                                      --------------               --------------
              Total Other                                 577,835.68                   577,835.68

OWNER'S EQUITY
       Common Stock                                         1,000.00                     1,000.00
       Add'1 Paid In Capital                           33,564,332.71                33,564,332.71
       Current Net Income (Loss)                       (1,127,658.93)               (2,866,520.92)
       Retained Earnings                               32,790,195.48                36,527,722.90
                                                      --------------               --------------
              Total Owner's Equity                     65,227,869.26                67,226,534.69
                                                      --------------               --------------
              Total Liabilities & Equity               75,846,884.44                77,798,150.30
                                                      --------------               --------------

                                                                    ATTACHMENT 6

                         The Delta Queen Steamboat Co.
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002


                                                                                 BEGINNING                            ENDING
AFFILIATE NAME                               CASE NUMBER           BALANCE         DEBITS          CREDITS           BALANCE
--------------                               -----------           -------       ---------         -------           -------
American Classic Voyages Co.                 01-10954        (4,765,381.15)      1,628,241.15   2,723,076.34       (5,860,216.34)
AMCV Cruise Operations, Inc.                 01-10967       101,335,775.02         914,929.86      52,415.91      102,198,288.97
Great AQ Steamboat, L.L.C.                   01-10960       (17,006,151.42)                --      99,171.80      (17,105,323.22)
Great Pacific NW Cruise Line, L.L.C.         01-10977        (8,436,809.68)                --             --       (8,436,809.68)
Great River Cruise Line, L.L.C.              01-10963        (6,712,972.51)         91,028.02     212,661.44       (6,834,605.93)
Great Ocean Cruise Line, L.L.C.              01-10959       (14,349,980.10)                --     267,666.17      (14,617,646.27)
Cruise America Travel, Incorporated          01-10966           269,523.37           3,472.58      27,295.25          245,700.70
Delta Queen Coastal Voyages, L.L.C.          01-10964          (901,221.80)                --             --         (901,221.80)
Cape Cod Light, L.L.C.                       01-10962        (1,436,292.11)                --             --       (1,436,292.11)
Cape May Light, L.L.C.                       01-10961        (8,452,294.56)                --      14,153.55       (8,466,448.11)
Project America, Inc.                        N/A             (2,936,984.22)                --             --       (2,936,984.22)
Oceanic Ship Co.                             N/A               (126,934.33)                --       9,876.10         (136,810.43)
Project America Ship I, Inc.                 N/A                255,723.41                 --             --          255,723.41
Project America Ship II, Inc.                N/A               (142,646.25)                --             --         (142,646.25)
Ocean Development Co.                        01-10972         2,221,004.51           1,865.60       8,236.62        2,214,633.49
Great Hawaiian Cruise Line, Inc.             01-10975            (1,286.35)                               --           (1,286.35)
Great Hawaiian Properties Corporation        01-10971           856,702.41         391,771.36       1,400.00        1,247,073.77
American Hawaiian Properties Corporation     01-10976            49,579.61                 --       6,029.32           43,550.29
Great Independence Ship Co.                  01-10969           (27,551.11)                --      55,533.72          (83,084.83)
Cat 11, Inc.                                 01-10968              (100.00)                --             --             (100.00)
                                                            --------------      -------------  -------------      --------------
                                                             39,691,702.74       3,031,308.57   3,477,516.22       39,245,495.09
                                                            ==============      =============  =============      ==============

                        THE DELTA QUEEN STEAMBOAT COMPANY

                            ACCOUNTS RECEIVABLE AGING
                             AS OF JANUARY 31, 2002




                                  ATTACHMENT 7

                                 NOT APPLICABLE

                        THE DELTA QUEEN STEAMBOAT COMPANY

                             ACCOUNTS PAYABLE DETAIL
                             AS OF JANUARY 31, 2002




                                  ATTACHMENT 8


                                 NOT APPLICABLE

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER: 01-10970 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical counts have now been performed internally all inventory amounts.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.